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                                                                   EXHIBIT 10.35

                              SUCCESSION AGREEMENT

         THIS AGREEMENT, made and entered into as of the 20th day of June, 2002, (the "Succession Date"), by and between Tandy Brands Accessories, Inc. (the "Employer") and Comerica Bank - Texas, a Texas banking corporation (the "Trustee").

         WITNESSETH:

         WHEREAS, the Employer and State Street Bank and Trust Company ("Former Trustee") heretofore entered into a certain agreement dated August 9, 2001, evidencing the Tandy Brands Accessories, Inc. Employees Investment Plan Trust (the "Trust"), and

         WHEREAS, the Employer, by action of its Board of Directors, has determined to remove the Former Trustee of said Trust and to appoint Trustee to act as successor Trustee thereof, and

         WHEREAS, the parties hereto are desirous of providing for such succession by the terms of this instrument,

         NOW, THEREFORE, in consideration of the premises, the Employer, and the Trustee do hereby covenant and agree as follows:

                                       I.

         As of the Succession Date, the Trustee shall be deemed to have succeeded the Former Trustee as the Trustee under said Trust.

                                       II.

         The Trustee shall become responsible for the trust estate, and any future additions thereto, only when, as and if the same shall be received by it. The Trustee shall have no liability whatsoever for the acts or omissions of the Former Trustee.

                                      III.

         The parties hereto agree to execute and deliver any and all further instruments and to perform any and all further acts which may be necessary or desirable for the accomplishment of the purposes of this Agreement.

                                      VIII.

         By execution of this Agreement, the Trustee signifies its acceptance, as the successor Trustee, of the terms and conditions of the Trust and the Employer does designate the Trustee as the successor Trustee.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

TANDY BRANDS ACCESSORIES, INC.               COMERICA BANK - TEXAS

By:  /s/ STAN NINEMIRE                       By:  /s/ CHARLES D. HOLMES
     ----------------------------                 ------------------------------
     Stan Ninemire

Its: CFO, Senior Vice President              Its: Senior Vice President
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